UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 22, 2010

NEWMARKET CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of NewMarket shareholders held on April 22, 2010, the shareholders elected the directors nominated in the NewMarket Proxy Statement, dated March 3, 2010, with the following affirmative votes and votes withheld:

Director	Affirmative Votes	Votes Withheld	Broker Non-Votes

Phyllis L. Cothran	12,556,652	222,183	1,017,774

Mark M. Gambill	12,438,979	339,856	1,017,774

Bruce C. Gottwald	12,587,157	191,678	1,017,774

Thomas E. Gottwald	12,620,410	158,425	1,017,774

Patrick D. Hanley	11,926,979	851,856	1,017,774

James E. Rogers	12,642,243	136,592	1,017,774

Charles B. Walker	12,558,594	220,241	1,017,774

The shareholders also approved the following proposal:

Proposal	Affirmative Votes	Votes Against	Abstentions

To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2010	13,618,296	168,167	10,146

There were no broker non-votes with respect to the ratification of our independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2010

NEWMARKET CORPORATION

By:	/S/ DAVID A. FIORENZA
David A. Fiorenza
Vice President and Treasurer